UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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SDCL EDGE Acquisition Corp
(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED MAY 24, 2024
DEFINITIVE PROXY STATEMENT AND PROXY TO BE RELEASED ON OR ABOUT
JUNE 6, 2024

SDCL EDGE ACQUISITION CORP
60 East 42nd Street, Suite 1100,
New York, NY 10165

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS OF
SDCL EDGE ACQUISITION CORP

Dear Shareholders of SDCL EDGE Acquisition Corp:

You are cordially invited to attend the Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of SDCL Edge Acquisition Corp, a Cayman Islands exempted company (the “Company,” “SEDA,” “we,” “us” or “our”), to be held on June 27, 2024, at 10:00 a.m., Eastern Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote, and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/sdcledge/2024. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001. The accompanying proxy statement is dated      , 2024, and is first being mailed to shareholders of the Company on or about      , 2024.

Even if you are planning on attending the Extraordinary General Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Extraordinary General Meeting. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Extraordinary General Meeting.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals (each, a “Proposal” and collectively, the “Proposals”):

(a)	Proposal No. 1 — The Extension Proposal — a proposal, by special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (an “initial business combination”) or (2) (i) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (ii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares”) included as part of the units sold in the Company’s initial public offering that was consummated on November 2, 2021 (the “IPO”), from July 2, 2024 to August 2, 2024 (the “Extended Date”) and to allow the board of directors of the Company (the “Board”), without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the Extended Date up to three times, by an additional month each time, upon two days’ advance notice prior to the applicable deadline, up to November 2, 2024 (the “Additional Extension Date” and together with the Extended Date the “Extension,” such period, the “Extension Period,” and such proposal, the “Extension Proposal”);

(b)	Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Extension Proposal is to allow the Company more time to complete its previously announced business combination. On February 20, 2024, (i) the Company, (ii) Specialty Copper Listco Plc, a public limited company registered in England and Wales with registered number 15395590 (“PubCo”), (iii) SEDA Magnet LLC, a Delaware limited liability company (the “Merger Sub”), (iv) MAGNET Joint Venture GmbH, a limited liability company organized under the laws of Germany, registered with the commercial register of the local court of Osnabrück under registration number HRB 217397 (“JV GmbH”), (v) PP S&C Holding GmbH, a limited liability company organized under the laws of Germany, registered with the commercial register of the local court of Munich under registration number HRB 275474, (vi) cunova GmbH, a limited liability company organized under the laws of Germany, registered with the commercial register of the local court of Osnabrück under registration number HRB 216155 (“cunova”), (vii) KME SE, a stock corporation organized under the laws of Germany, registered with the commercial register of the local court of Osnabrück under registration number HRB 213357 (“KME”), (viii) Creature Kingdom Limited, a private limited company registered in England and Wales with registered number 06799429, (ix) The Paragon Fund III GmbH & Co. geschlossene Investment KG, a limited partnership organized under the laws of Germany, registered with the commercial register of the local court of Munich under registration number HRB 110100 (“Paragon”) and (x) Mr. Edward Wilson Davis, solely in the capacity as the representative for the shareholders of SEDA, entered into a business combination agreement (as amended from time to time, the “Business Combination Agreement”), pursuant to which several transactions relating to the special product business of cunova, which is a wholly owned subsidiary of JV GmbH, and certain assets of KME comprising the KME Specialty Aerospace Business (the “KME Aerospace Business” and, together with cunova, the “Target”) will occur, and in connection therewith, PubCo will become the ultimate parent company of Merger Sub, JV GmbH and the Target (the “Business Combination”).

On October 30, 2023, the Company held an extraordinary general meeting of shareholders (the “Initial Extension General Meeting”). At the Initial Extension General Meeting, the Company’s shareholders approved a proposal to amend the Charter to extend the date by which the Company must consummate an initial business combination (the “Initial Extension”, and such shareholder vote, the “Initial Extension Vote”) from November 2, 2023, to March 2, 2024 (the “First Extended Date”), and to allow the Board, without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the First Extended Date up to four times, by an additional month each time, up to July 2, 2024. The first additional one-month extension was approved by the Board on February 27, 2024, extending the deadline by which the Company must complete an initial business combination to April 2, 2024. The second additional one-month extension was approved by the Board on March 27, 2024, extending the deadline to May 2, 2024. The third additional one-month extension was approved by the Board on April 29, 2024, extending the deadline to June 2, 2024. The fourth additional one-month extension was approved by the Board on May 24, 2024, extending the deadline to July 2, 2024.

While the Company and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Board has determined that there may not be sufficient time before July 2, 2024 to consummate the Business Combination.

In connection with the Initial Extension, 6,817,313 Class A Ordinary Shares, representing approximately 34.1% of the issued and outstanding Class A Ordinary Shares have been tendered for redemption and redeemed. All demands for redemption made in connection with the Initial Extension Vote have been completed, and such shares have been redeemed. Subject to the satisfaction or waiver of the closing conditions in the Business Combination Agreement, the closing of the Business Combination is expected to take place as soon as practicable after the extraordinary general meeting relating to the approval of the Business Combination. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination from July 2, 2024 to the Extended Date or the Additional Extension Date, as applicable. If the Extension Proposal is approved, we plan to hold another shareholder meeting prior to the Extended Date or the Additional Extension Date, as applicable, in order to seek approval of an initial business combination and related proposals. For more information regarding the Business Combination and the Business Combination Agreement, please read the Company’s Current Reports on Form 8-K related to the Business Combination that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 20, 2024, including the text of the Business Combination Agreement attached as exhibits thereto, and the registration statement on Form F-4 (File No. 333-279440) that PubCo has filed with the SEC on May 15, 2024 in connection with the SEDA shareholder and warrant holder meeting relating to the approval of the Business Combination, if and when it becomes effective, and as it has or may be amended or supplemented from time to time.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, if the Company determines that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposal.

In connection with the Extension Proposal, holders of public shares (the “public shareholders”) may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all. If the Extension Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of an initial business combination, if and when such initial business combination is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date or the Additional Extension Date, as applicable. We will only proceed with the Extension and redemptions of the public shares if such redemption would not violate the Charter limitation that the Company shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “public shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation”).

Based upon the amount held in the Trust Account as of May 10, 2024, which was $145,717,889.05, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $11.03 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on May 23, 2024, was $11.08. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Pursuant to the Charter, a public shareholder may request that the Company redeem such public shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	hold public shares or, if you hold public shares as part of units, elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on June 25, 2024 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”). In order to validly redeem your public shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem their public shares even if they vote for the Extension Proposal.

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by July 2, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the Cayman Islands Companies Act (as amended) (the “Companies Act”) to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to the public warrants, which will expire worthless if the Company fails to complete an initial business combination by July 2, 2024 or by the applicable deadline as may be extended.

Approval of the Extension Proposal requires a special resolution under the Companies Act, being the affirmative vote of the holders of at least two-thirds of the Class A Ordinary Shares and Class B Ordinary Shares (together, the “Ordinary Shares”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

The Board has fixed the close of business on June 3, 2024, as the record date for the Extraordinary General Meeting. Only shareholders of record on June 3, 2024 are entitled to notice of and to vote at the Extraordinary General Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date or the Additional Extension Date, as applicable. If an initial business combination is not consummated by the Extended Date or the Additional Extension Date, as applicable, assuming the Extension is implemented, and the Company does not obtain an additional extension, the Company will redeem its public shares.

All of the Company’s shareholders are cordially invited to attend the Extraordinary General Meeting via the Internet at https://www.cstproxy.com/sdcledge/2024. To ensure your representation at the Extraordinary General Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Extraordinary General Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting.

If you have any questions or need assistance voting your ordinary shares, please contact Morrow Sodali LLC, the Company’s proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing SEDA.info@investor.morrowsodali.com.

On behalf of the Board, the Company would like to thank you for your support of SDCL EDGE Acquisition Corp.

      , 2024

By Order of the Board,

Jonathan Maxwell
Co-Chief Executive Officer and Director

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” the Extension Proposal and, if presented at the Extraordinary General Meeting, the Adjournment Proposal.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) DELIVER YOUR CLASS A ORDINARY SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IN ORDER TO VALIDLY REDEEM YOUR PUBLIC SHARES, YOU MUST IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND TO THE TRANSFER AGENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT AND TO IDENTIFY YOU AS THE BENEFICIAL HOLDER IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated      , 2024
and is first being mailed to the Company’s shareholders with the form of proxy on or about      , 2024.

IMPORTANT

Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Company’s board of directors (the “Board”) to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.

SDCL EDGE ACQUISITION CORP
60 East 42nd Street, Suite 1100,
New York, NY 10165

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON JUNE 27, 2024

Dear Shareholders of SDCL EDGE Acquisition Corp:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of SDCL EDGE Acquisition Corp, a Cayman Islands exempted company (the “Company,” “SEDA,” “we,” “us” or “our”), will be held on June 27, 2024, at 10:00 a.m., Eastern Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001, or at such other time, on such other date and at such other place to which the Extraordinary General Meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/sdcledge/2024. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001. The Extraordinary General Meeting will be held to consider and vote upon the following proposals (each, a “Proposal” and collectively, the “Proposals”):

1.	Proposal No. 1 — The Extension Proposal — a proposal, by special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) or (2) (i) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (ii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares”) included as part of the units sold in the Company’s initial public offering that was consummated on November 2, 2021 (the “IPO”), from July 2, 2024 to August 2, 2024 (the “Extended Date”) and to allow the Board, without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the Extended Date up to three times, by an additional month each time, upon two days’ advance notice prior to the applicable deadline, up to November 2, 2024 (the “Additional Extension Date” and together with the Extended Date the “Extension,” such period, the “Extension Period,” and such proposal, the “Extension Proposal”);

2.	Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

The above matters are more fully described in the accompanying proxy statement. The Company urges you to read carefully the accompanying proxy statement in its entirety.

The purpose of the Extension Proposal is to allow the Company more time to complete its previously announced business combination. On November 2, 2021, the Company consummated its initial public offering (the “IPO”) of 17,500,000 Units at $10.00 per unit. Each Unit consists of one Class A Ordinary Share, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” and together with Class B Ordinary Shares, the “Ordinary Shares”) and one-half of one redeemable warrant (the “public warrants”), each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. Simultaneously with the consummation of the IPO, the Company completed the private placement of 8,250,000 private placement warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to the Sponsor, Sustainable Investors Fund, LP (“Capricorn”), and Seaside Holdings (Nominee) Limited (“Seaside” and, together with Capricorn, the “A Anchor Investors”) generating gross proceeds to the Company of $8,250,000.

The A Anchor Investors purchased a total of 4,000,000 Units in the IPO at the offering price of $10.00 per Unit. In addition to the A Anchor Investors, two qualified institutional buyers or accredited investors not affiliated with the Company, our Sponsor, our directors or any member of management (the “3.6% B Anchor Investors”), purchased 1,575,000 Units each in the IPO at the offering price of $10.00 per Unit; three qualified institutional buyers or accredited investors not affiliated with the Company, our Sponsor, our directors or any member of management (the “4.0% B Anchor Investors”), purchased 1,749,999 Units each in the IPO at the offering price of $10.00 per Unit; and two qualified institutional buyers or accredited investors not affiliated with the Company, our Sponsor, our directors or any member of management (the “Additional 4.0% B Anchor Investors” and, together with the 3.6% B Anchor Investors and the 4.0% B Anchor Investors, the “B Anchor Investors”), purchased 1,732,500 Units each in the IPO at the offering price of $10.00 per Unit, or an aggregate of 15,864,997 Units for all anchor investors (the “Anchor Investors” which includes the A Anchor Investors and the B Anchor Investors).

On February 20, 2024, (i) the Company, (ii) Specialty Copper Listco Plc, a public limited company registered in England and Wales with registered number 15395590 (“PubCo”), (iii) SEDA Magnet LLC, a Delaware limited liability company (the “Merger Sub”), (iv) MAGNET Joint Venture GmbH, a limited liability company organized under the laws of Germany, registered with the commercial register of the local court of Osnabrück under registration number HRB 217397 (“JV GmbH”), (v) PP S&C Holding GmbH, a limited liability company organized under the laws of Germany, registered with the commercial register of the local court of Munich under registration number HRB 275474, (vi) cunova GmbH, a limited liability company organized under the laws of Germany, registered with the commercial register of the local court of Osnabrück under registration number HRB 216155 (“cunova”), (vii) KME SE, a stock corporation organized under the laws of Germany, registered with the commercial register of the local court of Osnabrück under registration number HRB 213357 (“KME”), (viii) Creature Kingdom Limited, a private limited company registered in England and Wales with registered number 06799429, (ix) The Paragon Fund III GmbH & Co. geschlossene Investment KG, a limited partnership organized under the laws of Germany, registered with the commercial register of the local court of Munich under registration number HRB 110100 (“Paragon”) and (x) Mr. Edward Wilson Davis, solely in the capacity as the representative for the shareholders of SEDA, entered into a business combination agreement (as amended from time to time, the “Business Combination Agreement”), pursuant to which several transactions relating to the special product business of cunova, which is a wholly owned subsidiary of JV GmbH, and certain assets of KME comprising the KME Specialty Aerospace Business (the “KME Aerospace Business” and, together with cunova, the “Target”) will occur, and in connection therewith, PubCo will become the ultimate parent company of Merger Sub, JV GmbH and the Target (the “Business Combination”).

On October 30, 2023, the Company held an extraordinary general meeting of shareholders (the “Initial Extension General Meeting”). At the Initial Extension General Meeting, the Company’s shareholders approved a proposal to amend the Charter of the Company to extend the date by which the Company must consummate an initial business combination (the “Initial Extension”, and such shareholder vote, the “Initial Extension Vote”) from November 2, 2023, to March 2, 2024 (the “First Extended Date”), and to allow the Board, without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the First Extended Date up to four times, by an additional month each time, up to July 2, 2024. The first additional one-month extension was approved by the Board on February 27, 2024, extending the deadline by which the Company must complete an initial business combination to April 2, 2024. The second additional one-month extension was approved by the Board on March 27, 2024, extending the deadline to May 2, 2024. The third additional one-month extension was approved by the Board on April 29, 2024, extending the deadline to June 2, 2024. The fourth additional one-month extension was approved by the Board on May 24, 2024, extending the deadline to July 2, 2024.

While the Company and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Board has determined that there may not be sufficient time before July 2, 2024 to consummate the Business Combination. Subject to the satisfaction or waiver of the closing conditions in the Business Combination Agreement, the closing of the Business Combination is expected to take place as soon as practicable after the extraordinary general meeting relating to the approval of the Business Combination. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination from July 2, 2024 to the Extended Date or the Additional Extension Date, as applicable. If the Extension Proposal is approved, we plan to hold another shareholder meeting prior to the Extended Date or the Additional Extension Date, as applicable, in order to seek approval of an initial business combination and related proposals. For more information regarding the Business Combination and the Business Combination Agreement, please read the Company’s Current Reports on Form 8-K related to the Business Combination that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 20, 2024, including the text of the Business Combination Agreement attached as exhibits thereto, and the registration statement on Form F-4 (File No. 333-279440) that PubCo has filed with the SEC on May 15, 2024 in connection with the SEDA shareholder and warrant holder meeting relating to the approval of the Business Combination, if and when it becomes effective, and as it has or may be amended or supplemented from time to time.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, if the Company determines that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposal.

Approval of the Extension Proposal is a condition to the implementation of the Extension and requires a special resolution under the Cayman Islands Companies Act (as amended) (the “Companies Act”), being the affirmative vote of the holders of at least two-thirds of the Class A Ordinary Shares and Class B Ordinary Shares (together, the “Ordinary Shares”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

In connection with the Initial Extension, 6,817,313 Class A Ordinary Shares, representing approximately 34.1% of the issued and outstanding Class A Ordinary Shares have been tendered for redemption and redeemed. All demands for redemption made in connection with the Initial Extension Vote have been completed, and such shares have been redeemed.

Pursuant to the support agreements entered into on February 20, 2024 among the Company, PubCo and each of the Sponsor and A Anchor Investors in connection with the execution of the Business Combination Agreement, the Sponsor and A Anchor Investors have agreed to vote their Ordinary Shares in favor of each of the Proposals, including their Class A Ordinary Shares. As of the Record Date, the Sponsor and Anchor Investors (including A- and B-Anchor Investors) own all of the Company’s issued and outstanding Class B Ordinary Shares, constituting approximately 27.5% of the Company’s issued and outstanding Ordinary Shares. As of the Record Date, the A Anchor Investors beneficially owned and were entitled to vote 4,000,000 Class A Ordinary Shares. As of the Record Date, the Sponsor beneficially owned and was entitled to vote 2,639,375 Class B Ordinary Shares. The Sponsor does not hold any Class A Ordinary Shares.

In connection with the Extension Proposal, holders of public shares (the “public shareholders”) may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all. If the Extension Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of an initial business combination, if and when such initial business combination is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date or the Additional Extension Date, as applicable.

Based upon the amount held in the Trust Account as of May 10, 2024, which was $145,717,889.05, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $11.03 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on May 23, 2024, was $11.08. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Pursuant to the Charter, a public shareholder may request that the Company redeem such shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	hold public shares or, if you hold public shares through units, you elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on June 25, 2024 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company. In order to validly redeem your public shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.

Additionally, we will only proceed with the Extension and redemptions of the public shares if such redemption would not violate the Charter limitation that the Company shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “public shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation”). In the event that we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Company’s sponsor, SDCL EDGE Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any or several of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants or sponsor loans, (c) entering into non-redemption agreements with certain of our significant shareholders, (d) purchasing public shares in the open market (subject to applicable law and regulation) and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Ordinary Shares. Any shares of Class A Ordinary Shares purchased by the Sponsor in the open market or from us would not be voted in connection with any of the Proposals. If the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any public shares. In such case, public shares which a public shareholder elects to redeem shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial business combination by July 2, 2024.

Holders of the Company’s units must elect to separate such units into the underlying public shares and public warrants prior to exercising their redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem their public shares if they vote for or against the Extension Proposal or do not vote at all at the Extraordinary General Meeting.

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by July 2, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the Cayman Islands Companies Act (as amended) (the “Companies Act”) to provide for claims of creditors and other requirements of applicable law.

Our Sponsor, the A Anchor Investors and each member of our board and management team have agreed to (i) waive their redemption rights with respect to any Class B Ordinary Shares and Public Shares held by them in connection with the completion of an initial business combination including, without limitation, any such rights available in the context of a shareholder vote to approve such Business Combination, or a shareholder vote to approve an amendment to our Charter (A) that would modify the substance or timing of our obligation to provide holders of Class A Ordinary Shares the right to have their shares redeemed in connection with an initial business combination or to redeem 100% of Public Shares if we do not complete an initial business combination within the Extension Period or (B) with respect to any other provision relating to the rights of the holders of Class A Ordinary Shares and (ii) waive their rights to liquidating distributions from the Trust Account with respect to any Class B Ordinary Shares they hold if we fail to consummate an initial business combination within the Extension Period (although the Sponsor and A Anchor Investors and each member of our management team will be entitled to liquidation rights with respect to any Public Shares held by them if we fail to consummate a Business Combination within the Extension Period).

The B Anchor Investors have entered into an agreement with the Company, pursuant to which they have agreed to (i) waive their redemption rights with respect to any Class B Ordinary Shares, and (ii) waive their rights to liquidating distributions from the Trust Account with respect to any Class B Ordinary Shares they hold if the Company fails to consummate an initial Business Combination within the Extension Period (although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete an initial Business Combination within the Extension Period). Permitted transferees of Sponsor and Anchor Investors, directors and officers will be subject to the same obligations.

If the Company liquidates, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, expenses relating to the administration of the Trust Account and limited withdrawals for working capital, except as such liability will not apply to any claims by a third-party that executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses. The per-share liquidation price for the public shares is anticipated to be approximately $11.03 (based on the amount held in the Trust Account as of May 10, 2024). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00 due to unforeseen claims of potential creditors.

If the Extension Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial business combination on or before the Extended Date or the Additional Extension Date, as applicable. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination, if and when submitted to a vote of shareholders, through the Extended Date or the Additional Extension Date, as applicable, if the Extension Proposal is approved.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the $145,717,889.05 that was in the Trust Account as of May 10, 2024. In such an event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only shareholders of record of the Company as of the close of business on June 3, 2024 are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. On the record date, there were 18,176,744 Ordinary Shares issued and outstanding, including 13,177,933 Class A Ordinary Shares and 4,998,811 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the Extension Proposal or, if presented, the Adjournment Proposal.

Your vote is important. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali LLC, the Company’s proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing SEDA.info@investor.morrowsodali.com.

By Order of the Board,

Jonathan Maxwell
Co-Chief Executive Officer and Director

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
EXTRAORDINARY GENERAL MEETING TO BE HELD ON JUNE 27, 2024

This Notice of Extraordinary General Meeting and Proxy Statement are available at https://www.cstproxy.com/sdcledge/2024.

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SDCL EDGE ACQUISITION CORP
PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING
To Be Held at 10:00 a.m., Eastern Time, on June 27, 2024

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) for use at the extraordinary general meeting of SDCL EDGE Acquisition Corp, a Cayman Islands exempted company (the “Company,” “SEDA,” “we,” “us” or “our”), and any postponements, adjournments or continuations thereof (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held on June 27, 2024, at 10:00 a.m., Eastern Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/sdcledge/2024. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact, included in this proxy statement including, without limitation, regarding the Company’s financial position and business strategy, an initial business combination (as defined below), the plans and objectives of management for future operations and a possible extension, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements.

Factors that may impact such forward-looking statements include:

●	our being a company with no operating history and no operating revenues;

●	our ability to extend the date by which we must complete an initial business combination to the Extended Date or the Additional Extension Date, as applicable;

●	the amount of redemptions by our public shareholders in connection with the Extension Proposal or initial business combination;

●	disrupted global supply chains and significant volatility and disruption of financial markets;

●	our ability to complete our initial business combination;

●	our expectations around the performance of a prospective target business or businesses;

●	increased expenses associated with being a public company;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

●	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

●	our potential ability to obtain additional financing, if needed, to complete our initial business combination;

●	our pool of prospective target businesses;

●	the ability of our officers and directors to generate a number of potential business combination opportunities;

●	our public securities’ potential liquidity and trading;

●	the lack of a market for our securities;

●	the Trust Account (as defined below) not being subject to the claims of third parties;

●	our financial performance; and

●	recent changes in SEC rules related to special purpose acquisition companies.

For additional information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, you should carefully consider the section in this proxy statement entitled “Risk Factors” and refer to the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 16, 2024, and elsewhere in the Company’s filings with the SEC. For additional information about the Business Combination, you should refer to the registration statement on Form F-4 (File No. 333-279440) that PubCo has filed with the SEC on May 15, 2024 in connection with the SEDA shareholder and warrant holder meeting relating to the approval of the Business Combination, if and when it becomes effective, and as it has or may be amended and supplemented from time to time. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Extraordinary General Meeting to be held in person or virtually on June 27, 2024, or at any adjournments or postponement thereof. The purpose of the Extension Proposal is to allow the Company more time to complete its previously announced Business Combination. The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, if the Company determines that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposal. This proxy statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the Extraordinary General Meeting.

The Company is a blank check company incorporated on February 16, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”).

On February 23, 2021, SDCL EDGE Sponsor LLC (the “Sponsor”) purchased an aggregate of 7,187,500 Class B ordinary shares, par value $0.0001, of the Company (the “Class B Ordinary Shares”), for an aggregate purchase price of $25,000, or approximately $0.003 per share.

On July 14, 2021, the Company repurchased 2,156,250 Class B Ordinary Shares from the Sponsor for an aggregate consideration of $0.001, resulting in an aggregate of 5,031,250 Class B Ordinary Shares outstanding.

On November 2, 2021, the Company consummated its initial public offering (the “IPO”) of 17,500,000 Units at $10.00 per unit. Each Unit consists of one Class A Ordinary Share, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” and together with Class B Ordinary Shares, the “Ordinary Shares”) and one-half of one redeemable warrant (the “public warrants”), each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. Simultaneously with the consummation of the IPO, the Company completed the private placement of 8,250,000 private placement warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to the Sponsor, Sustainable Investors Fund, LP (“Capricorn”), and Seaside Holdings (Nominee) Limited (“Seaside” and, together with Capricorn, the “A Anchor Investors”) generating gross proceeds to the Company of $8,250,000.

The A Anchor Investors purchased a total of 4,000,000 Units in the IPO at the offering price of $10.00 per Unit. In addition to the A Anchor Investors, two qualified institutional buyers or accredited investors not affiliated with the Company, our Sponsor, our directors or any member of management (the “3.6% B Anchor Investors”), purchased 1,575,000 Units each in the IPO at the offering price of $10.00 per Unit; three qualified institutional buyers or accredited investors not affiliated with the Company, our Sponsor, our directors or any member of management (the “4.0% B Anchor Investors”), purchased 1,749,999 Units each in the IPO at the offering price of $10.00 per Unit; and two qualified institutional buyers or accredited investors not affiliated with the Company, our Sponsor, our directors or any member of management (the “Additional 4.0% B Anchor Investors” and, together with the 3.6% B Anchor Investors and the 4.0% B Anchor Investors, the “B Anchor Investors”), purchased 1,732,500 Units each in the IPO at the offering price of $10.00 per Unit, or an aggregate of 15,864,997 Units for all anchor investors (the “Anchor Investors” which includes the A Anchor Investors and the B Anchor Investors).

On November 16, 2021, the IPO underwriters partially exercised a 45-day option to purchase up to 2,625,000 additional Units to cover over-allotments and purchased an additional 2,495,246 Units (the “Over-Allotment Units”), generating gross proceeds of $24,952,460. Simultaneously with the closing of the exercise of the over-allotment option, the Company consummated the sale of 748,574 warrants (the “Over-Allotment Warrants”) at a purchase price of $1.00 per warrant in a private placement to the Sponsor and the A Anchor Investors, generating gross proceeds of $748,574.

Following the closing of the IPO, the sale of the Private Placement Warrants, the sale of the Over-Allotment Units, and the sale of the Over-Allotment Warrants, an amount of $201,951,985 was placed in a U.S.-based trust account (the “Trust Account”) maintained by Continental Stock Transfer & Trust Company (“Continental”), acting as trustee, and currently held at J.P. Morgan Chase Bank, N.A. The funds in the Trust Account were initially invested in U.S. government treasury obligations with a maturity of 185 days or less, and in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1944, as amended (the “Investment Company Act”), until the earlier of: (i) the completion of an initial business combination; (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Charter to modify the substance or timing of our obligation to redeem 100% of the public shares if we did not complete an initial business combination within 24 months from the closing of the IPO; and (iii) absent an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, the return of the funds held in the Trust Account to the public shareholders as part of the redemption of the public shares.

On October 30, 2023, the Company held an extraordinary general meeting of shareholders (the “Initial Extension General Meeting”). At the Initial Extension General Meeting, the Company’s shareholders approved a proposal to amend the Charter of the Company to extend the date by which the Company must consummate an initial business combination (the “Initial Extension”) from November 2, 2023, to March 2, 2024 (the “First Extended Date”), and to allow the Board, without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the First Extended Date up to four times, by an additional month each time, up to July 2, 2024. The first additional one-month extension was approved by the Board on February 27, 2024, extending the deadline by which the Company must complete an initial business combination to April 2, 2024. The second additional one-month extension was approved by the Board on March 27, 2024, extending the deadline to May 2, 2024. The third additional one-month extension was approved by the Board on April 29, 2024, extending the deadline to June 2, 2024. The fourth additional one-month extension was approved by the Board on May 24, 2024, extending the deadline to July 2, 2024.

Following the Initial Extension General Meeting, from December 2023 through May 2024, the Company moved the funds in the Trust Account out of investment in securities and into an interest-bearing bank deposit account, to remain until the earlier of consummation of an initial business combination or liquidation.

On February 20, 2024, (i) SEDA, (ii) Specialty Copper Listco Plc, a public limited company registered in England and Wales with registered number 15395590 (“PubCo”), (iii) SEDA Magnet LLC, a Delaware limited liability company (the “Merger Sub”), (iv) MAGNET Joint Venture GmbH, a limited liability company organized under the laws of Germany, registered with the commercial register of the local court of Osnabrück under registration number HRB 217397 (“JV GmbH”), (v) PP S&C Holding GmbH, a limited liability company organized under the laws of Germany, registered with the commercial register of the local court of Munich under registration number HRB 275474, (vi) cunova GmbH, a limited liability company organized under the laws of Germany, registered with the commercial register of the local court of Osnabrück under registration number HRB 216155 (“cunova”), (vii) KME SE, a stock corporation organized under the laws of Germany, registered with the commercial register of the local court of Osnabrück under registration number HRB 213357 (“KME”), (viii) Creature Kingdom Limited, a private limited company registered in England and Wales with registered number 06799429, (ix) The Paragon Fund III GmbH & Co. geschlossene Investment KG, a limited partnership organized under the laws of Germany, registered with the commercial register of the local court of Munich under registration number HRB 110100 (“Paragon”) and (x) Mr. Edward Wilson Davis, solely in the capacity as the representative for the shareholders of SEDA, entered into a business combination agreement (as amended from time to time, the “Business Combination Agreement”), pursuant to which several transactions relating to the special product business of cunova, which is a wholly owned subsidiary of JV GmbH, and certain assets of KME comprising the KME Specialty Aerospace Business (the “KME Aerospace Business” and, together with cunova, the “Target”) will occur, and in connection therewith, PubCo will become the ultimate parent company of Merger Sub, JV GmbH and the Target (the “Business Combination”).

While the Company and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Board has determined that there may not be sufficient time before July 2, 2024 to consummate the Business Combination. Subject to the satisfaction or waiver of the closing conditions in the Business Combination Agreement, the closing of the Business Combination is expected to take place as soon as practicable after the extraordinary general meeting relating to the approval of the Business Combination. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination from July 2, 2024 to the Extended Date or the Additional Extension Date, as applicable.

What is being voted on?

You are being asked to vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”):

1.	Proposal No. 1 — The Extension Proposal — a proposal, by special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of this proxy statement to extend the date by which the Company must (1) consummate an initial business combination or (2) (i) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (ii) redeem all of the Class A Ordinary Shares included as part of the units sold in the IPO, from July 2, 2024 to August 2, 2024 and to allow the Board, without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the Extended Date up to three times, by an additional month each time, upon two days’ advance notice prior to the applicable deadline, up to November 2, 2024 (the “Additional Extension Date” and together with the Extended Date the “Extension” and such proposal, the “Extension Proposal”);

2.	Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

If the Extension Proposal is approved, we plan to hold another shareholder meeting prior to the Extended Date or the Additional Extension Date, as applicable, in order to seek approval of an initial business combination and related proposals. For more information regarding the Business Combination and the Business Combination Agreement, please read the Company’s Current Reports on Form 8-K related to the Business Combination that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 20, 2024, including the text of the Business Combination Agreement attached as exhibits thereto, and the registration statement on Form F-4 (File No. 333-279440) that PubCo has filed with the SEC on May 15, 2024 in connection with the SEDA shareholder and warrant holder meeting relating to the approval of the Business Combination, if and when it becomes effective, and as it has or may be amended or supplemented from time to time.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the rights to vote on an initial business combination if and when it is submitted to shareholders and to redeem your public shares for cash in connection with a shareholder vote to approve an initial business combination or in the event the Company has not consummated an initial business combination by the Extended Date or the Additional Extension Date, as applicable.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of the Board. Jonathan Maxwell, Chairman of the Board of Directors and Co-Chief Executive Officer, and Ned Davis, Chief Financial Officer and Chief Operating Officer, have been designated as proxies by the Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Extraordinary General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of the Board as described below. If any matters not described in this proxy statement are properly presented at the Extraordinary General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Extraordinary General Meeting is adjourned, the proxy holders can vote the shares on the new Extraordinary General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Extraordinary General Meeting?

The Extraordinary General Meeting will be held at 10:00 a.m., Eastern Time, on June 27, 2024, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001, or virtually via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/sdcledge/2024. The Extraordinary General Meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. The Company encourages you to access the Extraordinary General Meeting webcast prior to the start time. Online check-in will begin fifteen minutes prior to the start time of the Extraordinary General Meeting, and you should allow ample time for the check-in procedures. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

Why should I vote to approve the Extension Proposal?

The Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Extension to extend the date by which the Company has to complete an initial business combination until the Extended Date or the Additional Extension Date, as applicable.

The Company, as previously announced, has entered into the Business Combination Agreement for a proposed business combination relating to cunova, a wholly-owned subsidiary of JV GmbH, and certain specialty aerospace assets of KME. While the Company and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Board has determined that there may not be sufficient time before July 2, 2024 to consummate the Business Combination. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination from July 2, 2024 to the Extended Date or the Additional Extension Date, as applicable. If the Extension Proposal is approved, we plan to hold another shareholder meeting prior to the Extended Date or the Additional Extension Date, as applicable, in order to seek approval of an initial business combination and related proposals.

The Charter currently provides that if the Company does not complete an initial business combination by July 2, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Company believes that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that, given the Company’s expenditure of time, effort and money on pursuing an initial business combination, our entry into the Business Combination Agreement and our belief that the Business Combination is in the best interests of the Company and our shareholders, the Extension is warranted. The sole purpose of the Extension Proposal is to provide the Company with additional time to complete the Business Combination, which the Board believes is in the best interests of the Company and our shareholders.

In connection with the Extension Proposal, holders of public shares (the “public shareholders”) may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with a shareholder vote to approve an initial business combination. Assuming the Extension Proposal is approved, the Company will have until the Extended Date or the Additional Extension Date, as applicable, to complete an initial business combination, unless the Company obtains any additional extension.

The Board recommends that you vote in favor of the Extension Proposal, but expresses no opinion as to whether you should elect to redeem your public shares.

If the Extension Proposal is approved, we plan to hold another shareholder meeting prior to the Extended Date or the Additional Extension Date, as applicable, in order to seek approval of an initial business combination and related proposals.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

When would the Board abandon the Extension Proposal?

Our Board will abandon the Extension Proposal if our shareholders do not approve the Extension Proposal. Additionally, we are not permitted to redeem our Class A Ordinary Shares in an amount that would cause our net tangible assets to be less than $5,000,001. We will not proceed with the Extension if redemptions of our Class A Ordinary Shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

How do the Company insiders intend to vote their shares?

The Sponsor, the Company’s directors and officers, the A Anchor Investors and their permitted transferees are expected to vote any Ordinary Shares over which they have voting control in favor of the Extension Proposal and, if presented, the Adjournment Proposal. Pursuant to the support agreements entered into on February 20, 2024 among the Company, PubCo and each of the Sponsor and A Anchor Investors in connection with the execution of the Business Combination Agreement, the Sponsor and A Anchor Investors have agreed to vote their Ordinary Shares in favor of each of the Proposals, including Class A Ordinary Shares.

As of the Record Date, the Sponsor and Anchor Investors (including A- and B-Anchor Investors) own all of the Company’s issued and outstanding Class B Ordinary Shares, constituting approximately 27.5% of the Company’s issued and outstanding Ordinary Shares. As of the Record Date, the A Anchor Investors beneficially owned and were entitled to vote 4,000,000 Class A Ordinary Shares. As of the Record Date, the Sponsor beneficially owned and was entitled to vote 2,639,375 Class B Ordinary Shares. The Sponsor does not hold any Class A Ordinary Shares.

Subject to applicable securities laws (including with respect to material non-public information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $11.03 per share, based on the amounts held in the Trust Account as of May 10, 2024); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, shares purchased by the persons described above would not be permitted to be voted for the Extension Proposal at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of the Company’s securities and the number of beneficial holders of the Company’s securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of the Company’s securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal.

Who is the Company’s Sponsor?

The Company’s Sponsor is SDCL EDGE Sponsor LLC, a Cayman Islands limited liability company. The Sponsor currently owns an aggregate of 2,639,375 Ordinary Shares, all of which are Class B Ordinary Shares. The Sponsor is controlled by a board of managers comprised of Ned Davis, Chief Financial Officer and Chief Operating Officer of the Company, and Benoit Sansoucy, Senior VP of Maples Fiduciary Services.

What if I want to vote against or don’t want to vote for any of the Proposals presented at the Extraordinary General Meeting?

If you do not want any of the Proposals to be approved, you must abstain, not vote or vote against such Proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Will you seek any further extensions to liquidate the Trust Account?

Other than the extension until the Extended Date and up until the Additional Extension Date, if applicable, as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate an initial business combination.

What happens if the Extension Proposal is not approved?

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by July 2, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

Our Sponsor, the A Anchor Investors and each member of our board and management team have agreed to (i) waive their redemption rights with respect to any Class B Ordinary Shares and Public Shares held by them in connection with the completion of an initial business combination including, without limitation, any such rights available in the context of a shareholder vote to approve such Business Combination, or a shareholder vote to approve an amendment to our Charter (A) that would modify the substance or timing of our obligation to provide holders of Class A Ordinary Shares the right to have their shares redeemed in connection with an initial business combination or to redeem 100% of Public Shares if we do not complete an initial business combination within the Extension Period or (B) with respect to any other provision relating to the rights of the holders of Class A Ordinary Shares and (ii) waive their rights to liquidating distributions from the Trust Account with respect to any Class B Ordinary Shares they hold if we fail to consummate an initial business combination within the Extension Period (although the Sponsor and Anchor Investors and each member of our management team will be entitled to liquidation rights with respect to any Public Shares held by them if we fail to consummate a Business Combination within the Extension Period).

The B Anchor Investors have entered into an agreement with the Company, pursuant to which they have agreed to (i) waive their redemption rights with respect to any Class B Ordinary Shares, and (ii) waive their rights to liquidating distributions from the Trust Account with respect to any Class B Ordinary Shares they hold if the Company fails to consummate an initial Business Combination within the Extension Period (although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete an initial Business Combination within the Extension Period). Permitted transferees of Sponsor and Anchor Investors, directors and officers will be subject to the same obligations.

If the Extension Proposal is approved, what happens next?

The Company is continuing its efforts to complete the Business Combination. The Company is seeking approval of the Extension Proposal because the Company may not be able to complete the Business Combination prior to July 2, 2024. If the Extension Proposal is approved, we plan to hold another shareholder meeting prior to the Extended Date or the Additional Extension Date, as applicable, in order to seek approval of the Business Combination and related proposals. If shareholders approve the Business Combination, the Company expects to consummate such initial business combination as soon as possible following shareholder approval and satisfaction of the other conditions to the consummation of such initial business combination.

Upon approval of the Extension Proposal by the holders of at least two-thirds of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting, the Company will file a notice of the special resolution amending the Charter with the Cayman Islands Registrar of Companies (the “Cayman Registrar”) in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded.

If the Extension Proposal is approved, any removal from the Trust Account of any amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Ordinary Shares held by the Sponsor through the Class B Ordinary Shares.

If the Extension is implemented, the Sponsor will continue to receive payments from the Company of $20,000 per month for office space and secretarial and administrative services provided to members of the Company’s management team until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation, pursuant to the Administrative Support Agreement, dated as of October 26, 2021, by and between the Company and the Sponsor (the “Administrative Support Agreement”).

Where will I be able to find the voting results of the Extraordinary General Meeting?

The Company will announce preliminary voting results at the Extraordinary General Meeting. The Company will also disclose voting results in a Current Report on Form 8-K that it will file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to the Company in time to file a Current Report on Form 8-K within four business days after the Extraordinary General Meeting, the Company will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

If I do not elect to redeem my public shares in connection with the Extraordinary General Meeting, would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination, if and when it is submitted to shareholders. Whether or not you vote in favor of an initial business combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in the Charter.

How do I change my vote?

Shareholders may send a later-dated, signed proxy card to the Company at 60 East 42nd Street, Suite 1100, New York, NY 10165, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on June 27, 2024). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Financial Officer at the above address, which must be received prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General meeting, revoking their proxy and voting in person. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the Proposals. A shareholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. The Company believes that each of the Proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all Proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under the Charter and the Companies Act. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to the Company but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. The Company believes that each Proposal to be presented at the Extraordinary General Meeting is a “nondiscretionary” matter.

Who can vote at the Extraordinary General Meeting?

Holders of the Company’s Ordinary Shares as of the close of business on June 3, 2024, the record date, are entitled to vote at the Extraordinary General Meeting. As of the record date, there were 18,176,744 Ordinary Shares issued and outstanding, consisting of 13,177,933 Class A Ordinary Shares and 4,998,811 Class B Ordinary Shares. In deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of the shareholders except as required by law. The Sponsor and the Anchor Investors own all of the Company’s issued and outstanding Class B Ordinary Shares, constituting approximately 27.5% of the Company’s issued and outstanding Ordinary Shares.

Registered Shareholders. If the Company’s shares are registered directly in your name with the Company’s transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.

Street Name Shareholders. If the Company’s shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, shareholders who hold their shares through a broker, bank or other nominee are referred to as “street name shareholders.”

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, the Board has determined that each of the Proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the Proposals.

What interests do the Sponsor and the Company’s directors and officers have in the approval of the Proposals?

The Sponsor and the Company’s directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Class B Ordinary Shares, Private Placement Warrants that may become exercisable in the future, any loans by them to the Company that will not be repaid in the event of our winding up, and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”

Are there any dissenter’s or appraisal or similar rights for dissenting shareholders?

Neither the Companies Act nor the Charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the Proposals. Accordingly, the Company’s shareholders will have no right to dissent and obtain payment for their shares.

What happens to the Company’s warrants if the Extension Proposal is not approved?

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by July 2, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete an initial business combination by July 2, 2024.

What happens to the Company’s warrants if the Extension Proposal is approved?

If the Extension Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date and up until the Additional Extension Date, as applicable, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?

After the IPO, the funds in the Trust Account were invested in U.S. government treasury obligations with a maturity of 185 days or less, and in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act, until the earlier of: (i) the completion of an initial business combination; (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Charter to modify the substance or timing of our obligation to redeem 100% of the public shares if we did not complete an initial business combination within 24 months from the closing of the IPO; and (iii) absent an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, the return of the funds held in the Trust Account to the public shareholders as part of the redemption of the public shares.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), the SEC adopted the previously proposed rules (the “SPAC Rules”) on January 24, 2024, relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies, the condensed financial statement requirements applicable to transactions involving shell companies, the use of projections by SPACs in SEC filings in connection with proposed business combination transactions, and the potential liability of certain participants in proposed business combination transactions.

In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

To mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), following the Initial Extension General Meeting, from December 2023 through May 2024, the Company moved the funds in the Trust Account out of investment in securities and into an interest-bearing bank deposit account, to remain until the earlier of consummation of an initial business combination or liquidation.

Interest on such demand deposit accounts is variable, and the Company cannot assure you that such rate of interest will not decrease or increase significantly. As a result, following such liquidation, the Company may receive less interest on the funds held in the Trust Account, which would reduce the dollar amount public shareholders would receive upon any redemption or liquidation of the Company. See the section entitled “Risk Factors — If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete an initial business combination.”

How do I vote?

If you are a holder of record of Ordinary Shares on June 3, 2024, the record date for the Extraordinary General Meeting, you may vote in person or by virtual attendance at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

How do I redeem my Ordinary Shares?

Pursuant to the Charter, a public shareholder may request that the Company redeem such public shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	hold public shares or, if you hold public shares as part of units, elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on June 25, 2024 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”). In order to validly redeem your public shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem their public shares even if they vote for the Extension Proposal.

Based upon the amount held in the Trust Account as of May 10, 2024, which was approximately $145,717,889.05, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $11.03 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on May 23, 2024, was $11.08. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay Morrow a fee of $15,000, plus associated disbursements for the Extraordinary General Meeting, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The Company’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Extraordinary General Meeting or the Proposals, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, you should contact:

SDCL EDGE Acquisition Corp 60 East 42nd Street, Suite 1100,
New York, NY 10165
Telephone: (212) 488-5509

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street 5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: SEDA.info@investor.morrowsodali.com

You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on June 25, 2024 (two business days prior to the vote at the Extraordinary General Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, NY 10004
E-mail: spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 16, 2024, and in other reports the Company files with the SEC before making a decision to vote on the Proposals described in this proxy statement or to invest in the Company’s securities.

We also face certain material risks and uncertainties related to the Business Combination. If we succeed in effecting the Business Combination, we will face additional and different risks and uncertainties related to the business of the combined company. For more information regarding the risk factors related to the Business Combination, see the registration statement on Form F-4 (File No. 333-279440) that PubCo has filed with the SEC on May 15, 2024 in connection with the SEDA stockholder and warrant holder meeting relating to the approval of the Business Combination, if and when it becomes effective, and as it has or may be amended or supplemented from time to time. Furthermore, if any of the following events occur, the Company’s business, financial condition and operating results may be materially adversely affected or the Company could face liquidation. In that event, the trading price of the Company’s securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones the Company faces. Additional risks and uncertainties that the Company is unaware of, or that the Company currently believes are not material, may also become important factors that adversely affect the Company’s business, financial condition and operating results or result in the Company’s liquidation.

There are no assurances that the Extension will enable the Company to complete an initial business combination.

Approving the Extension Proposal involves a number of risks. Even if the Extension Proposal is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date or the Additional Extension Date, as applicable. The Company’s ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond its control. If the Extension Proposal is approved, the Company expects to seek shareholder approval of an initial business combination. The Company is required to offer shareholders the opportunity to redeem shares in connection with the Extension Proposal and will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension Proposal or an initial business combination is approved by the Company’s shareholders, it is possible that redemptions will leave the Company with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that the Company will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, the Company’s shareholders may be unable to recover their investment except through sales of the Company’s shares on the open market. The price of the Company’s shares may be volatile, and there can be no assurance that shareholders will be able to dispose of such shares at favorable prices, or at all.

If the Extension Proposal is not approved, the Company will be required to cease all operations on July 2, 2024, except for the purposes of winding up, and would redeem its public shares and liquidate, in which case the Company’s public shareholders may receive only $11.03 per share, or less than such amount in certain circumstances, and will forgo any of the potential benefits from a completed initial business combination, including potential share price appreciation and the ability to exercise the Company’s warrants.

If the Extension Proposal is not approved, the Company will (i) cease all operations on July 2, 2024, except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and

(iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law. In such case, the public shareholders may receive only $11.03 per share on the redemption of their shares (based on the amount held in the Trust Account as of May 10, 2024 and assuming the Extension Proposal is not approved). Additionally, if the Extension Proposal is not approved, you will forgo any of the potential benefits that could have been realized from a completed initial business combination resulting in owning shares in a successor operating business, including the potential appreciation in the value of the Company’s public shares and warrants following such a transaction, and the Company’s warrants would expire worthless. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants.

In the event the Extension Proposal is approved and the Company amends the Charter, the New York Stock Exchange may delist the Company’s securities from trading on its exchange following shareholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in the Company’s securities and subject the Company to additional trading restrictions.

The Company’s Class A Ordinary Shares, public warrants and units are listed on the New York Stock Exchange (“NYSE”). The Company is subject to compliance with NYSE’s continued listing requirements in order to maintain the listing of its securities on NYSE. Such continued listing requirements for the Class A Ordinary Shares include:

●	maintaining an average aggregate global market capitalization of at least $50,000,000 or an average aggregate global market capitalization attributable to publicly-held Class A Ordinary Shares of at least $40,000,000, excluding Class A Ordinary Shares held by the Company’s directors, officers, or their immediate families and other concentrated holdings of 10 percent or greater, in each case measured over 30 consecutive trading days;

●	300 public shareholders; and

●	600,000 publicly-held Class A Ordinary Shares.

On January 12, 2023, the Company received a notice from NYSE that the Company was not in compliance with NYSE listing standard 802.01B because the Company had fallen below compliance with the 300 public shareholders requirement. In accordance with the NYSE listing requirements, we submitted a plan that demonstrated how we expected to return to compliance with NYSE listing standard 802.01B. On August 23, 2023, NYSE notified us that we were again in compliance with NYSE listing standard 802.01B but that we were subject to continued monitoring and review for a period of 12 months. While we have regained compliance with the continued listing requirements, we may in the future again fail to be in compliance with the NYSE listing standards and we may be subject to corrective action by NYSE, which may include suspension and delisting procedures.

The Company expects that if the Class A Ordinary Shares fail to meet NYSE’s continued listing requirements, the Company’s units will also fail to meet NYSE’s continued listing requirements for those securities. The Company cannot assure you that any of its Class A Ordinary Shares or units will be able to meet any of NYSE’s continued listing requirements following any shareholder redemptions of its public shares in connection with the amendment of the Charter pursuant to the Extension Proposal. If the Company’s securities do not meet NYSE’s continued listing requirements, NYSE may delist the Company’s securities from trading on its exchange. If NYSE delists any of the Company’s securities from trading on its exchange and the Company is not able to list such securities on another national securities exchange, the Company expects such securities could be quoted on an over-the-counter market. If this were to occur, the Company could face significant material adverse consequences, including:

●	a limited availability of market quotations for the Company’s securities;

●	reduced liquidity for the Company’s securities;

●	a determination that the Class A Ordinary Shares are a “penny stock” which will require brokers trading in Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for the Company’s securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” The Company’s Class A Ordinary Shares and units qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While the Company is not aware of a state having used these powers to prohibit or restrict the sale of securities issued by SPACs, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if the Company was no longer listed on NYSE, the Company’s securities would not qualify as covered securities under such statute and the Company would be subject to regulation in each state in which it offers its securities.

The Company’s ability to complete an initial business combination with a U.S. target company may be impacted if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”).

The Sponsor is a Cayman Islands limited liability company whose board of managers includes a national of a country other than the United States. As such, the Sponsor may be considered to be a “foreign person” within the meaning of the CFIUS regulations. Because of the Sponsor’s role in the Company, the Company also could be considered a foreign person and would continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over the Company for purposes of the CFIUS regulations. The Company could likewise be considered a foreign person if a foreign investor acquires a significant interest in the Company and is viewed as having the ability to exercise control over the Company. As such, an initial business combination with a U.S. business may be subject to CFIUS review.

The parties to the Business Combination Agreement have determined that they are required to make a mandatory filing to CFIUS before the closing, which was filed on April 25, 2024. No foreign government controls the Company or the Sponsor, nor are we aware of any sensitive non-U.S. investors that could ultimately result in CFIUS electing to block the Business Combination. Nevertheless, CFIUS may decide to delay the Business Combination, impose conditions to mitigate national security concerns with respect to the Business Combination or recommend that the U.S. president blocks the Business Combination or orders the divestiture of all or a portion of a U.S. business of PubCo. Any such decision may limit the attractiveness of or prevent the Company from pursuing certain other initial business combination opportunities that it believes would otherwise be beneficial to the Company and its shareholders. As a result, the pool of potential targets with which the Company could complete an initial business combination may be impacted, and the Company may be hampered in its ability to compete with other SPACs that do not have similar foreign ownership.

The process of government review, whether by the CFIUS or otherwise, could be lengthy and the Company has limited time to complete the Business Combination. If the Company cannot complete the Business Combination by July 2, 2024, or such later date that may be approved by the Company’s shareholders, because the review process extends beyond such timeframe or because the Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, the Company may be required to liquidate or seek approval from its shareholders of an additional extension of the date by which it must consummate an initial business combination in order to consummate the Business Combination. If the Company liquidates, the public shareholders may only receive a pro rata amount of the funds in the Trust Account, and the public warrants will expire worthless. This will also cause you to lose the investment opportunity in the Target and the chance of realizing future gains on your investment through any price appreciation in PubCo.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular,we are required to comply with certain SEC and other legal requirements and numerous complex tax laws. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination, and results of operations.

With respect to the regulation of SPACs, the SEC adopted the SPAC Rules on January 24, 2024, relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies, the condensed financial statement requirements applicable to transactions involving shell companies, the use of projections by SPACs in SEC filings in connection with proposed business combination transactions, and the potential liability of certain participants in proposed business combination transactions.

In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

Compliance with the SPAC Rules and related guidance may increase the costs of and the time needed to negotiate and complete an initial business combination, and constrain the circumstances under which we could affect our ability to complete an initial business combination.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete an initial business combination.

The SEC’s adopting release with respect to the SPAC Rules provided guidance relating to the potential status of SPACs as investment companies subject to regulation under the Investment Company Act and the rules thereunder. A specific duration period of a SPAC is not the sole determinant of its potential status as an investment company, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be determined to be an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of the SPAC assets and income, the activities of the SPAC’s officers, directors and employees, the duration of the SPAC, the manner in which the SPAC holds itself out to investors, and whether the SPAC intends to merge with an investment company.

Whether a SPAC is an investment company is dependent on specific facts and circumstances and we can give no assurance that a claim will not be made that we have been operating as an unregistered investment company. If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including (i) restrictions on the nature of our investments and (ii) restrictions on the issuance of securities, each of which may make it difficult for us to complete an initial business combination.

In addition, we may have imposed upon us burdensome requirements, including: (i) registration as an investment company; (ii) adoption of a specific form of corporate structure; and (iii) reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. We are mindful of the SEC’s investment company definition and guidance and intend to complete the Business Combination with an operating business, and not with an investment company.

We do not believe that our business activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account were initially invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations; the holding of these assets in this form was intended to be temporary and for the sole purpose of facilitating the intended Business Combination. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that we hold investments in the Trust Account, we moved the funds in the Trust Account out of investment in securities and into an interest-bearing bank deposit account until the earlier of consummation of the Company’s initial Business Combination or liquidation in order to mitigate the risk of being deemed an unregistered investment company.

We are aware of litigation claiming that certain SPACs should be considered investment companies. Although we believe that these claims are without merit, we cannot guarantee that we will not be deemed to be an investment company and thus subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial business combination or may result in our liquidation. If we are unable to complete the Business Combination, our warrants will expire worthless and our public shareholders may receive only $11.03 per share, or less than such amount in certain circumstances, and will forgo any of the potential benefits from a completed initial business combination.

The securities in which we invest the funds held in the Trust Account could bear a negative rate of interest, which could reduce the value of the assets held in trust such that the per-share redemption amount received by public shareholders may be less than $10.00 per share.

The proceeds held in the Trust Account were initially invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations. While short-term U.S. government treasury obligations currently yield a positive rate of interest, they have briefly yielded negative interest rates in recent years. Central banks in Europe and Japan pursued interest rates below zero in recent years, and the Open Market Committee of the Federal Reserve has not ruled out the possibility that it may in the future adopt similar policies in the United States.

Following the Initial Extension General Meeting, we moved the funds in the Trust Account out of investment in securities and into an interest-bearing bank deposit account until the earlier of consummation of the Company’s initial Business Combination or liquidation in order to mitigate the risk of being deemed an unregistered investment company. In the event that we are unable to complete our initial Business Combination or make certain amendments to our Charter, our public shareholders are entitled to receive their pro-rata share of the proceeds held in the Trust Account, plus any interest income, net of taxes paid or payable (less, in the case we are unable to complete our initial Business Combination, $100,000 of interest). Negative interest rates could reduce the value of the assets held in trust such that the per-share redemption amount received by public shareholders may be less than $10.00 per share. Negative interest rates could also reduce the amount of funds we have available to complete our initial Business Combination.

THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy on June 27, 2024, at 10:00 a.m., Eastern Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001, or virtually via live webcast at https://www.cstproxy.com/sdcledge/2024, to consider and vote upon the Proposals to be put to the Extraordinary General Meeting. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001.

At the Extraordinary General Meeting, you will be asked to consider and vote on proposals (each, a “Proposal” and collectively, the “Proposals”) to:

1.	Proposal No. 1 — The Extension Proposal — a proposal, by special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of this proxy statement to extend the date by which the Company must (1) consummate an initial business combination or (2) (i) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (ii) redeem all of the Class A Ordinary Shares included as part of the units sold in the IPO, from July 2, 2024 to August 2, 2024 and to allow the Board, without another shareholder vote, to elect to further extend the date to consummate an initial business combination after August 2, 2024 up to three times, by an additional month each time, upon two days’ advance notice prior to the applicable deadline, up to November 2, 2024;

2.	Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on June 3, 2024 are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. On the record date, there were 18,176,744 Ordinary Shares issued and outstanding, including 13,177,933 Class A Ordinary Shares and 4,998,811 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the Extension Proposal or, if presented, the Adjournment Proposal.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under the Charter and the Companies Act. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.” Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to the Company but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. The Company believes each Proposal constitutes a “non-discretionary” matter.

The Sponsor and Anchor Investors own all of the Company’s issued and outstanding Class B Ordinary Shares, constituting approximately 27.5% of the Company’s issued and outstanding Ordinary Shares. The Sponsor, the Company’s directors and officers, the A Anchor Investors and their permitted transferees are expected to vote any Ordinary Shares over which they have voting control in favor of the Extension Proposal and, if presented, the Adjournment Proposal. Pursuant to the support agreements entered into on February 20, 2024 among the Company, PubCo and each of the Sponsor and A Anchor Investors in connection with the execution of the Business Combination Agreement, the Sponsor and A Anchor Investors have agreed to vote their Ordinary Shares in favor of each of the Proposals.

Votes Required

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

If you do not want any of the Proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Voting

The Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or withhold your vote for the Proposals or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the Proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.

You can vote your shares at the Extraordinary General Meeting in person or by proxy. You may attend the Extraordinary General Meeting via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/sdcledge/2024. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to the Company but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. The Company believes each of the Proposals constitutes a “non-discretionary” matter.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact the Company’s proxy solicitor, Morrow Sodali LLC, at (800) 662-5200 or by sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by emailing SEDA.info@investor.morrowsodali.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company at 60 East 42nd Street, Suite 1100, New York, NY 10165, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on June 27, 2024) or attend the Extraordinary General Meeting in person or virtually and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Financial Officer at the address above, which must be received prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy at 10:00 a.m., Eastern Time, on June 27, 2024, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001, or virtually via live webcast online at https://www.cstproxy.com/sdcledge/2024. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Company is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. The Company has engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay Morrow a fee of $15,000, plus associated disbursements for the Extraordinary General Meeting, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The Company’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street 5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: SEDA.info@investor.morrowsodali.com

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of the Company’s outstanding Ordinary Shares is deemed necessary, the Company (through its directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights of Appraisal

Neither the Companies Act nor the Charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the Proposals. Accordingly, the Company’s shareholders will have no right to dissent and obtain payment for their shares.

Shareholder Proposals

No business may be transacted at any annual general meeting or extraordinary general meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Charter.

Other Business

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

The Company’s principal executive offices are located at 60 East 42nd Street, Suite 1100, New York, NY 10165. The Company’s telephone number is (212) 488-5509. The Company’s corporate website address is https://www.sdcledge.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Background

On February 23, 2021, SDCL EDGE Sponsor LLC (the “Sponsor”) purchased an aggregate of 7,187,500 Class B ordinary shares, par value $0.0001, of the Company (the “Class B Ordinary Shares”), for an aggregate purchase price of $25,000, or approximately $0.003 per share.

On July 14, 2021, the Company repurchased 2,156,250 Class B Ordinary Shares from the Sponsor for an aggregate consideration of $0.001, resulting in an aggregate of 5,031,250 Class B Ordinary Shares outstanding.

On November 2, 2021, the Company consummated its initial public offering (the “IPO”) of 17,500,000 Units at $10.00 per unit. Each Unit consists of one Class A Ordinary Share, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” and together with Class B Ordinary Shares, the “Ordinary Shares”) and one-half of one redeemable warrant (the “public warrants”), each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. Simultaneously with the consummation of the IPO, the Company completed the private placement of 8,250,000 private placement warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to the Sponsor, Sustainable Investors Fund, LP (“Capricorn”), and Seaside Holdings (Nominee) Limited (“Seaside” and, together with Capricorn, the “A Anchor Investors”) generating gross proceeds to the Company of $8,250,000.

The A Anchor Investors purchased a total of 4,000,000 Units in the IPO at the offering price of $10.00 per Unit. In addition to the A Anchor Investors, two qualified institutional buyers or accredited investors not affiliated with the Company, our Sponsor, our directors or any member of management (the “3.6% B Anchor Investors”), purchased 1,575,000 Units each in the IPO at the offering price of $10.00 per Unit; three qualified institutional buyers or accredited investors not affiliated with the Company, our Sponsor, our directors or any member of management (the “4.0% B Anchor Investors”), purchased 1,749,999 Units each in the IPO at the offering price of $10.00 per Unit; and two qualified institutional buyers or accredited investors not affiliated with the Company, our Sponsor, our directors or any member of management (the “Additional 4.0% B Anchor Investors” and, together with the 3.6% B Anchor Investors and the 4.0% B Anchor Investors, the “B Anchor Investors”), purchased 1,732,500 Units each in the IPO at the offering price of $10.00 per Unit, or an aggregate of 15,864,997 Units for all anchor investors (the “Anchor Investors” which includes the A Anchor Investors and the B Anchor Investors).

On November 16, 2021, the IPO underwriters partially exercised a 45-day option to purchase up to 2,625,000 additional Units to cover over-allotments and purchased an additional 2,495,246 Units (the “Over-Allotment Units”), generating gross proceeds of $24,952,460. Simultaneously with the closing of the exercise of the over-allotment option, the Company consummated the sale of 748,574 warrants (the “Over-Allotment Warrants”) at a purchase price of $1.00 per warrant in a private placement to the Sponsor and the A Anchor Investors, generating gross proceeds of $748,574.

Following the closing of the IPO, the sale of the Private Placement Warrants, the sale of the Over-Allotment Units, and the sale of the Over-Allotment Warrants, an amount of $201,951,985 was placed in a U.S.-based trust account (the “Trust Account”) maintained by Continental Stock Transfer & Trust Company (“Continental”), acting as trustee, and currently held at J.P. Morgan Chase Bank, N.A. The funds in the Trust Account were initially invested in U.S. government treasury obligations with a maturity of 185 days or less, and in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act, until the earlier of: (i) the completion of an initial business combination; (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Charter to modify the substance or timing of our obligation to redeem 100% of the public shares if we did not complete an initial business combination within 24 months from the closing of the IPO; and (iii) absent an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, the return of the funds held in the Trust Account to the public shareholders as part of the redemption of the public shares.

On October 30, 2023, the Company held the Initial Extension General Meeting. At the Initial Extension General Meeting, the Company’s shareholders approved a proposal to amend the Charter of the Company to extend the date by which the Company must consummate the Initial Extension from November 2, 2023, to the First Extended Date, and to allow the Board, without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the First Extended Date up to four times, by an additional month each time, up to July 2, 2024. The first additional one-month extension was approved by the Board on February 27, 2024, extending the deadline by which the Company must complete an initial business combination to April 2, 2024. The second additional one-month extension was approved by the Board on March 27, 2024, extending the deadline to May 2, 2024. The third additional one-month extension was approved by the Board on April 29, 2024, extending the deadline to June 2, 2024. The fourth additional one-month extension was approved by the Board on May 24, 2024, extending the deadline to July 2, 2024.

Following the Initial Extension General Meeting, from December 2023 through May 2024, the Company moved the funds in the Trust Account out of investment in securities and into an interest-bearing bank deposit account, to remain until the earlier of consummation of an initial business combination or liquidation.

On February 20, 2024, (i) SEDA, (ii) Specialty Copper Listco Plc, a public limited company registered in England and Wales with registered number 15395590 (“PubCo”), (iii) SEDA Magnet LLC, a Delaware limited liability company (the “Merger Sub”), (iv) MAGNET Joint Venture GmbH, a limited liability company organized under the laws of Germany, registered with the commercial register of the local court of Osnabrück under registration number HRB 217397 (“JV GmbH”), (v) PP S&C Holding GmbH, a limited liability company organized under the laws of Germany, registered with the commercial register of the local court of Munich under registration number HRB 275474, (vi) cunova GmbH, a limited liability company organized under the laws of Germany, registered with the commercial register of the local court of Osnabrück under registration number HRB 216155 (“cunova”), (vii) KME SE, a stock corporation organized under the laws of Germany, registered with the commercial register of the local court of Osnabrück under registration number HRB 213357 (“KME”), (viii) Creature Kingdom Limited, a private limited company registered in England and Wales with registered number 06799429, (ix) The Paragon Fund III GmbH & Co. geschlossene Investment KG, a limited partnership organized under the laws of Germany, registered with the commercial register of the local court of Munich under registration number HRB 110100 (“Paragon”) and (x) Mr. Edward Wilson Davis, solely in the capacity as the representative for the shareholders of SEDA, entered into a business combination agreement (as amended from time to time, the “Business Combination Agreement”), pursuant to which several transactions relating to the special product business of cunova, which is a wholly owned subsidiary of JV GmbH, and certain assets of KME comprising the KME Specialty Aerospace Business (the “KME Aerospace Business” and, together with cunova, the “Target”) will occur, and in connection therewith, PubCo will become the ultimate parent company of Merger Sub, JV GmbH and the Target (the “Business Combination”).

The Extension

The Company is proposing to amend the Charter by special resolution pursuant to an amendment to the Charter in the form set forth in Annex A hereof to extend the date by which the Company must (1) consummate its initial business combination or (2) (i) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (ii) redeem all of the Class A Ordinary Shares included as part of the units sold in the IPO, from July 2, 2024 to August 2, 2024, with optional additional extensions of up to three times by an additional month each time, at the option of the Board, until November 2, 2024.

Reasons for the Extension Proposal

The Company, as previously announced, has entered into the Business Combination Agreement for a proposed business combination relating to cunova, a wholly-owned subsidiary of JV GmbH, and certain specialty aerospace assets of KME. While the Company and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Board has determined that there may not be sufficient time before July 2, 2024 to consummate the Business Combination. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination from July 2, 2024 to the Extended Date or the Additional Extension Date, as applicable. If the Extension Proposal is approved, we plan to hold another shareholder meeting prior to the Extended Date or the Additional Extension Date, as applicable, in order to seek approval of an initial business combination and related proposals.

The Charter currently provides that if the Company does not complete an initial business combination by July 2, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Company believes that the provision of the Charter described in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, our entry into the Business Combination Agreement and the belief that the Business Combination is in the best interests of the Company and its shareholders, the Extension is warranted.

The Company is not asking you to vote on any proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination, if and when it is submitted to shareholders in the future, and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date or the Additional Extension Date, as applicable.

The Sponsor

The Company’s Sponsor is SDCL EDGE Sponsor LLC, a Cayman Islands limited liability company. The Sponsor currently owns an aggregate of 2,639,375 Ordinary Shares, all of which are Class B Ordinary Shares.

If the Extension Proposal is Not Approved

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by November 2, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

Our Sponsor, the A Anchor Investors and each member of our board and management team have agreed to (i) waive their redemption rights with respect to any Class B Ordinary Shares and Public Shares held by them in connection with the completion of an initial business combination including, without limitation, any such rights available in the context of a shareholder vote to approve such Business Combination, or a shareholder vote to approve an amendment to our Charter (A) that would modify the substance or timing of our obligation to provide holders of Class A Ordinary Shares the right to have their shares redeemed in connection with an initial business combination or to redeem 100% of Public Shares if we do not complete an initial business combination within the Extension Period or (B) with respect to any other provision relating to the rights of the holders of Class A Ordinary Shares and (ii) waive their rights to liquidating distributions from the Trust Account with respect to any Class B Ordinary Shares they hold if we fail to consummate an initial business combination within the Extension Period (although the Sponsor and Anchor Investors and each member of our management team will be entitled to liquidation rights with respect to any Public Shares held by them if we fail to consummate a Business Combination within the Extension Period).

The B Anchor Investors have entered into an agreement with the Company, pursuant to which they have agreed to (i) waive their redemption rights with respect to any Class B Ordinary Shares, and (ii) waive their rights to liquidating distributions from the Trust Account with respect to any Class B Ordinary Shares they hold if the Company fails to consummate an initial Business Combination within the Extension Period (although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete an initial Business Combination within the Extension Period). Permitted transferees of Sponsor and Anchor Investors, directors and officers will be subject to the same obligations.

There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by July 2, 2024 or by the applicable deadline as may be extended. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Proposal is Approved

If the Extension Proposal is approved, the Company will file a notice of the special resolution amending the Charter with the Cayman Registrar in the form attached as Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date and up to the Additional Extension Date, at the option of the Board. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination by the Extended Date or up to the Additional Extension Date, at the option of the Board.

If the Extension Proposal is approved, we plan to hold another shareholder meeting prior to the Extended Date or the Additional Extension Date, as applicable, in order to seek approval of an initial business combination and related proposals. For more information regarding the Business Combination and the Business Combination Agreement, please read the Company’s Current Reports on Form 8-K related to the Business Combination that was filed with the SEC on February 20, 2024, including the text of the Business Combination Agreement attached as exhibits thereto, and the registration statement on Form F-4 (File No. 333-279440) that PubCo has filed with the SEC on May 15, 2024 in connection with the SEDA shareholder and warrant holder meeting relating to the approval of the Business Combination, if and when it becomes effective, and as it has or may be amended or supplemented from time to time.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the rights to vote on an initial business combination if and when it is submitted to shareholders and to redeem your public shares for cash in connection with a shareholder vote to approve an initial business combination or in the event the Company has not consummated an initial business combination by the Extended Date or the Additional Extension Date, as applicable.

If the Extension Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $145,717,889.05 that was in the Trust Account as of May 10, 2024. The Company may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension is implemented, the Sponsor will continue to receive payments from the Company of $20,000 per month for office space and secretarial and administrative services provided to members of the Company’s management team until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation, pursuant to the Administrative Support Agreement.

Redemption Rights

In connection with the Extraordinary General Meeting to vote on the Extension Proposal, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date or the Additional Extension Date, as applicable.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON JUNE 25, 2024. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to the Charter, a public shareholder may request that the Company redeem such public shareholder’s public shares for cash in connection with the Extraordinary General Meeting to vote on the Extension Proposal. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	hold public shares or, if you hold public shares as part of units, you elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on June 25, 2024 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC. In order to validly redeem your public shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.

Holders of the Company’s units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem their public shares even if they vote for the Extension Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to the Company’s transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-issued and outstanding Class A Ordinary Shares. Based upon the amount held in the Trust Account as of May 10, 2024, which was approximately $145,717,889.05, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $11.03 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on May 23, 2024, was $11.08. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) (if any) and other redemption forms to the Company’s transfer agent prior to the vote on the Extension Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

United States Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following discussion is a summary of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their public shares redeemed for cash if the Extension Proposal is approved. This section applies only to U.S. Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment).

This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any state, local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes);

●	U.S. expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more (by vote or value) of public shares (except as specifically provided below);

●	the Sponsor or its affiliates, officers or directors;

●	persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation for or in connection with the performance of services;

●	persons that hold their public shares as part of a straddle, constructive sale, hedging, wash sale, conversion or other integrated or similar transaction;

●	persons whose functional currency is not the U.S. dollar; or

●	corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the exercise of redemption rights with respect to their public shares.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

We have not sought, and do not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Exercise of Redemption Rights

Redemption of Public Shares Generally

In addition to the passive foreign investment company (or “PFIC”) considerations discussed below under the section entitled “— PFIC Considerations,” the U.S. federal income tax consequences to a U.S. Holder that exercises its redemption rights with respect to its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares, the U.S. Holder will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

The redemption of public shares will generally qualify as a sale of public shares (rather than a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. Whether a redemption of public shares qualifies for sale treatment under these tests, which are explained more fully below, depends largely on the total number of shares in the Company held or treated as held (including under the constructive ownership rules discussed below) by the redeemed U.S. Holder before and after the redemption relative to all of the shares outstanding before and after the redemption.

In determining whether any of the foregoing tests results in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only public shares actually owned by the U.S. Holder, but also public shares that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares that the U.S. Holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of shares of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). Prior to an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the shares in the Company actually and constructively owned by the U.S. Holder are redeemed or (2) all of the shares in the Company actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of the Company shares (including any shares constructively owned by the U.S. Holder as a result of owning warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares in the Company constructively owned by the U.S. Holder.

Taxation of Redemption Treated as a Distribution.

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Redemptions of Public Shares Generally,” the amount of cash received in the redemption will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) public shares are readily tradable on an established securities market in the United States or (ii) public shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2023 (and, depending on the timing and details of a potential business combination, could be a PFIC for our current taxable year ending December 31, 2024), it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the public shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to public shares.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its shares of public shares on a per-share basis. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale.”

Taxation of Redemption Treated as a Sale

Subject to the discussion below under the section entitled “— PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Redemptions of Public Shares Generally,” a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between the amount of cash and the fair market value of any property received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. A U.S. holder’s adjusted tax basis in its public shares will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to such shares that are treated as returns of capital.

Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the public shares so disposed of exceeds one year. However, it is unclear whether the redemption rights included in the public shares may suspend the running of the holding period prior to the termination of such rights. Long-term capital gains recognized by non-corporate U.S. Holders will generally be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

PFIC Considerations

Definition of a PFIC

A foreign (i.e., non-U.S.) corporation will be classified as a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets.

PFIC Status of the Company

Based upon the composition of its income and assets, it is likely that the Company was a PFIC for its prior taxable year ended December 31, 2023. Although the Company may also be a PFIC for its current taxable year ending December 31, 2024, a determination of PFIC status depends on facts that may not be known until the close of the taxable year, including whether the Company completes a business combination prior to the end of such year. Accordingly, there can be no assurances with respect to the Company’s PFIC status for such year. Even if the Company is not a PFIC for its current taxable year, a determination that it was a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held the Company’s securities during such prior taxable years, absent certain elections described below.

Effects of PFIC Rules on the Redemption

If the Company has been a PFIC at any time during a U.S. Holder’s holding period in its public shares, and the U.S. Holder has not timely made (a) a “qualified electing fund” election (or “QEF Election”) in effect for each of the Company’s taxable years as a PFIC in which the U.S. Holder held, (b)a QEF Election along with a purging election, or (c) a “mark to market” election with respect to such public shares, then such holder will generally be subject to special rules with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its public shares; and

●	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its public shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such shares).

Under these rules:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for such U.S. Holder’s public shares;

●	the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which the Company was a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period would be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year (described in the third bullet above) of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by amending Article 50.7 by deleting the words:

“In the event that the Company does not consummate a Business Combination by (i) March 2, 2024 or (ii) July 2, 2024, in the event that the Directors resolve by resolutions of the board of Directors, to extend the amount of time to complete a Business Combination for up to four (4) times for an additional one (1) month each time after March 2, 2024, or such later time as the Members may approve in accordance with the Articles, the Company shall:”; and

replacing them with the words:

“In the event that the Company does not consummate a Business Combination by (i) August 2, 2024 or (ii) November 2, 2024, in the event that the Directors resolve by resolutions of the board of Directors, to extend the amount of time to complete a Business Combination for up to three (3) times for an additional one (1) month each time after August 2, 2024, or such later time as the Members may approve in accordance with the Articles, the Company shall:”.

Vote Required for Approval

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting. If the Extension Proposal is not approved and the Company does not consummate an initial business combination by July 2, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Sponsor, the Company’s directors and officers, the A Anchor Investors and their permitted transferees are expected to vote all Ordinary Shares owned by them in favor of the Extension Proposal. On the Record Date, the Sponsor and Anchor Investors (including A- and B-Anchor Investors) beneficially owned and were entitled to vote approximately 27.5% of the Company’s issued and outstanding Ordinary Shares (which consists of 4,998,811 Class B Ordinary Shares), excluding any public shares purchased in or after the IPO. As of the Record Date, the A Anchor Investors beneficially owned and were entitled to vote 4,000,000 Class A Ordinary Shares. As of the Record Date, the Sponsor beneficially owned and was entitled to vote 2,639,375 Class B Ordinary Shares. The Sponsor does not hold any Class A Ordinary Shares. See the section entitled “Beneficial Ownership of Securities” for additional information.

In addition, subject to applicable securities laws (including with respect to material non-public information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $11.03 per share, based on the amounts held in the Trust Account as of May 10, 2024); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension Proposal at the Extraordinary General Meeting and could decrease the chances that the Extension Proposal would be approved. In addition, if such purchases are made, the public “float” of the Company’s securities and the number of beneficial holders of the Company’s securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of the Company’s securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder, including in connection with the Business Combination. These interests include, among other things:

●	If the Extension Proposal is not approved and the Company does not consummate an initial business combination by July 2, 2024, the 2,639,375 Class B Ordinary Shares held by the Sponsor (whose members include certain of the Company’s directors and officers) will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), as will the Private Placement Warrants held by the Sponsor;

●	In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

●	In order to finance transaction costs in connection with a business combination, the Sponsor, members of the SEDA founding team or any of their affiliates may, but are not obligated to (other than pursuant to the promissory notes that SEDA entered into with its Sponsor, Seaside and Capricorn, as defined below), make certain working capital loans as may be required. On September 8, 2023, the Company issued an unsecured promissory note to the Sponsor for an aggregate amount of up to $1,200,000 in working capital loans (the “Sponsor Promissory Note”). On September 29, 2023, the Company issued an unsecured promissory note to Seaside for an aggregate amount of up to $150,000 in working capital loans (the “Seaside Promissory Note”). On October 10, 2023, the Company issued an unsecured promissory note to Capricorn for up to $150,000 (the “Capricorn Promissory Note”). Each of the Sponsor Promissory Note, the Seaside Promissory Note and the Capricorn Promissory Note is non-interest bearing and is due and payable in full on the earlier of (i) the date on which the Company consummates an initial Business Combination and (ii) the date that the winding up of the Company is effective. The Sponsor Promissory Note, the Seaside Promissory Note and the Capricorn Promissory Note may, at the discretion of the Sponsor, Seaside or Capricorn, respectively, be repayable in warrants to purchase ordinary shares of the Company at a price of $1.00 per warrant, rounded up to the nearest whole number of warrants. In the event that the Business Combination does not close, the Company may use proceeds held outside the Trust Account to repay the Sponsor Promissory Note, the Seaside Promissory Note and the Capricorn Promissory Note, but no proceeds held in the Trust Account would be used for such repayment. The Sponsor Promissory Note, the Seaside Promissory Note and the Capricorn Promissory Note will be repaid in cash upon consummation of the Business Combination. As of the date hereof, the Company has borrowed $900,000 under the Sponsor Promissory Note, $112,500 under the Seaside Promissory Note and $75,000 under the Capricorn Promissory Note. If the Company does not complete a business combination by July 2, 2024, there may not be sufficient assets to repay the outstanding balance under the Sponsor Promissory Note, the Seaside Promissory Note and the Capricorn Promissory Note and such promissory notes will be worthless;

●	There will be no finder’s fees, reimbursements or cash payments made by the Company to the Sponsor or the Company’s officers or directors for services rendered to the Company prior to or in connection with the completion of the Business Combination, other than payment of the amount for office space, utilities, administrative and support services and repayments of any outstanding balance of the Sponsor Promissory Note, the Seaside Promissory Note and the Capricorn Promissory Note, as described herein. The Company’s directors and officers and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on the Company’s behalf. However, if the Company fails to consummate a business combination by July 2, 2024, the Company’s directors and officers will not have any claim against the Trust Account for reimbursement. Accordingly, the Company may not be able to reimburse these expenses if the Business Combination or another business combination is not consummated within the Completion Window. As of the date hereof, approximately $34,652 was outstanding in out-of-pocket expense reimbursements. Additionally, under the: (i) Administrative Services Agreement, the Sponsor is entitled to $20,000 per month for office space, utilities, administrative and support services provided to the Company’s management team, which commenced on October 28, 2021, and will continue through the earlier of consummation of a business combination or the Company’s liquidation, and (ii) under the Investment Advisory Agreement (as amended pursuant to a side letter dated January 21, 2022), Sustainable Developmental Capital LLP (the “Advisor”) is entitled to $20,000 per month from Sponsor for certain advisory services, which commenced on February 16, 2021, and will continue through to the liquidation of the Sponsor, and 659,844 Class B Ordinary Shares (subject to amendment in the Business Combination Agreement and/or the Sponsor Support Agreement entered into by the Company with PubCo and Sponsor on February 20, 2024 (the “Sponsor Support Agreement”)). The Company incurred $0 and $240,000 in expenses in connection with such services during the year ended December 31, 2023, respectively. The Company incurred $0 and $100,000 in expenses in connection with such services from January 1, 2024 to the date hereof, respectively. The Company had $134,652 and $234,652 recorded in accrued related party expenses in connection with such services as of December 31, 2023 and as of the date hereof, respectively. Pursuant to a share letter dated October 17, 2023, as amended on May 10, 2024, entered into by and between SEDA and Harebell S.r.l. (“Harebell”), an Italian limited liability company with registered office in Milan, whose majority shareholder and sole director is Mr. Nicolò Dubini, Harebell will be paid a finder’s fee of 22,334 Class A Ordinary Shares in connection with consummation of the Business Combination;

●	The Company’s existing directors and officers will be eligible for continued indemnification and continued coverage under SEDA’s directors’ and officers’ liability insurance following completion of the Business Combination pursuant to the Business Combination Agreement. However, if the Extension Proposal is not approved and no initial business combination is completed by July 2, 2024, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

●	Given the differential in the purchase price that Sponsor paid for the Class B Ordinary Shares and/or the Private Placement Warrants as compared to the price of the public shares and public warrants, the Sponsor can earn a positive return on its investment, even if public shareholders have a negative return on their investment in PubCo;

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL.
THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

If the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”

Vote Required for Approval

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Board will approve and declare advisable adoption of the Adjournment Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us at May 23, 2024 regarding the beneficial ownership of our ordinary shares:

●	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;

●	each of our executive officers and directors that beneficially owns ordinary shares; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within sixty (60) days of the date of May 23, 2024.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Ordinary Shares
Directors, Executive Officers
Jonathan Maxwell(3)	2,639,375	13.2%
Ned Davis(4)	*	*
Michael Feldman(4)	*	*
Lolita Jackson(4)	*	*
Ana Maria Machado Fernandes(4)	*	*
William Kriegel(4)	*	*
Michael Naylor(4)	*	*
Karl Olsoni(4)	*	*
All officers and directors as a group (eight individuals)	2,639,375	13.2%

Five Percent Holders
SDCL EDGE Sponsor LLC (our Sponsor)(4)	2,639,375	13.2%
Seaside Holdings (Nominee) Limited(5)	2,000,000	10.0%
Sustainable Investors Fund, LP(6)	2,000,000	10.0%
Sandia Investment Management L.P.(7)	1,398,999	10.6%
Polar Asset Management Partners Inc.(8)	1,310,000	9.9%
First Trust Merger Arbitrage Fund(9)	1,229,756	9.3%
First Trust Capital Management L.P.(9)	1,310,574	9.9%
The Quarry LP (10)	987,749	7.5%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of our shareholders is 60 East 42nd Street, Suite 1100, New York, NY 10165.
(2)	Unless otherwise noted, interests shown consist solely of Class B Ordinary Shares. Such shares will automatically convert into Class A Ordinary Shares at the time of the consummation of our initial business combination on a one-for-one basis, subject to adjustment.
(3)	Does not include any shares indirectly owned by this individual as a result of his/her membership interest in SDCL EDGE Sponsor LLC (our Sponsor).
(4)	SDCL EDGE Sponsor LLC is the record holder of the shares reported herein. SDCL EDGE Sponsor Participation LLP is the managing member of SDCL EDGE Sponsor LLC. Jonathan Maxwell, our Co-Chief Executive Officer, may be deemed to beneficially own shares held by our Sponsor by virtue of his ownership of voting securities in SDCL EDGE Sponsor Participation LLP.

(5)	According to a Schedule 13G/A filed with the SEC on February 14, 2022, Guy Hands has sole voting and dispositive power over the Class A Ordinary Shares reported herein. The business address of this reporting person is PO Box 82, Floor 2, Trafalgar Court, les Banques, Guernsey, GY1 4LY.
(6)	According to a Schedule 13G filed with the SEC on November 12, 2021, Sustainable Investors fund, LP and SIF Partners, LLC share voting and dispositive power over the Class A Ordinary Shares reported herein. The business address of these reporting persons is 250 University Ave, Suite 300, Palo Alto, CA, 94301.
(7)	According to a Schedule 13G filed with the SEC on February 14, 2024, Sandia Investment Management L.P. and Timothy J. Sichler share voting and dispositive power over the Class A Ordinary Shares reported herein. The business address of these reporting persons is 201 Washington Street, Boston, MA 02108.
(8)	According to a Schedule 13G filed with the SEC on February 12, 2024, Polar Asset Management Partners Inc. has sole voting and dispositive power over the Class A Ordinary Shares reported herein. The business address of this reporting person is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.
(9)	According to a Schedule 13G filed with the SEC on February 14, 2024, First Trust Merger Arbitrage Fund has sole voting and dispositive power over the Class A Ordinary Shares reported herein, and First Trust Capital Management L.P., First Trust Capital Solutions L.P., and FTCS Sub GP LLC share voting and dispositive power over the Class A Ordinary Shares reported herein. The principal business address of First Trust Merger Arbitrage Fund is 235 West Galena Street, Milwaukee, WI 53212, and the principal business address of First Trust Capital Management L.P., First Trust Capital Solutions L.P., and FTCS Sub GP LLC is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606.
(10)	According to Schedule 13G filed with the SEC on February 16, 2024, The Quarry LP has shared voting and dispositive power over the Class A Ordinary Shares reported herein. The business address of this reporting person is 331 Park Avenue South, 3rd Floor, New York, NY 10010.

Our Sponsor and Anchor Investors beneficially own approximately 27.5% of our outstanding Ordinary Shares, consisting of all issued and outstanding Class B Ordinary Shares of the Company and excluding any public shares purchased in or after the IPO. As of the Record Date, the A Anchor Investors beneficially owned and were entitled to vote 4,000,000 Class A Ordinary Shares. As of the Record Date, the Sponsor beneficially owned and was entitled to vote 2,639,375 Class B Ordinary Shares. The Sponsor does not hold any Class A Ordinary Shares. In addition, because of their ownership block, our Sponsor and Anchor Investors may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our Charter and approval of significant corporate transactions.

SHAREHOLDER PROPOSALS

No business may be transacted at an annual general meeting, including an extraordinary general meeting in lieu of an annual general meeting, other than business that is either (i) specified in the Notice of General Meeting (or any supplement thereto) given by or at the direction of the Board or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Charter.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

For shareholders receiving printed proxy materials, unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if it believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact the Company at its offices at 60 East 42nd Street, Suite 1100, or (212) 488-5509, to inform the Company of his or her request; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the Proposals, you should contact the Company at the following address and telephone number:

SDCL EDGE Acquisition Corp 60 East 42nd Street, Suite 1100
New York, NY 10165
Telephone: (212) 488-5509

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street 5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: SEDA.info@investor.morrowsodali.com

If you are a shareholder of the Company and would like to request documents, please do so by June 20, 2024 (one week prior to the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from the Company, it will mail them to you by first class mail, or another equally prompt means.

*     *     *

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
      , 2024

Annex A

EXTENSION PROPOSAL

RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by amending Article 50.7 by deleting the words:

“In the event that the Company does not consummate a Business Combination by (i) March 2, 2024 or (ii) July 2, 2024, in the event that the Directors resolve by resolutions of the board of Directors, to extend the amount of time to complete a Business Combination for up to four (4) times for an additional one (1) month each time after March 2, 2024, or such later time as the Members may approve in accordance with the Articles, the Company shall:”; and replacing them with the words:

“In the event that the Company does not consummate a Business Combination by (i) August 2, 2024 or (ii) November 2, 2024, in the event that the Directors resolve by resolutions of the board of Directors, to extend the amount of time to complete a Business Combination for up to three (3) times for an additional one (1) month each time after August 2, 2024, or such later time as the Members may approve in accordance with the Articles, the Company shall:”.

A-1

188815 SDCL Acq. Corp Proxy Card Rev1 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2024

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

SDCL EDGE ACQUISITION CORP

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 26, 2024.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend:
https://www.cstproxy.com/sdcledge/2024

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

Please mark your votes like this **X**

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2024**

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

188815 SDCL Acq. Corp Proxy Card Rev1 Back

2024

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD FOR EXTRAORDINARY GENERAL MEETING OF
SDCL EDGE ACQUISITION CORP

The undersigned hereby appoints Jonathan Maxwell and Ned Davis (the "Proxies") with full power of substitution, to vote shares of common stock of SDCL EDGE Acquisition Corp (the "Company"), a Cayman Islands exempted company, that the undersigned is entitled to vote (the "Shares") at the Extraordinary General Meeting of shareholders of the Company to be held on June 27, 2024 at 10:00 a.m., Eastern Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001 (the "Extraordinary General Meeting"), or at any adjournments and/or postponements thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting. Notwithstanding the order in which the proposals are set out herein, the Company may put the proposals to the Extraordinary General meeting in such order as it may determine.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF YOU RETURN A SIGNED AND DATED PROXY CARD BUT NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)